Exhibit 99.1

Palo Alto Networks Completes Chronosphere Acquisition, Unifying Observability and Security for the AI Era

Delivers real-time visibility, monitoring, and protection for the massive data volumes that power AI-driven digital operations

SANTA CLARA, Calif., January 29, 2026 – As enterprises increasingly rely on AI to run digital operations, protect assets, and drive growth, success depends on one critical factor: trusted, high-quality, real-time data. Palo Alto Networks® (NASDAQ: PANW), the global cybersecurity leader, today announced it has completed its acquisition of Chronosphere addressing a core challenge of the AI era: the inability to see and secure the massive data volumes running modern businesses.

Chronosphere, a Leader in the 2025 Gartner® Magic Quadrant™ for Observability Platforms,[1] was purpose-built to handle this scale. While legacy tools break down in cloud-native environments, Chronosphere gives customers deep visibility across their entire digital estate. With this acquisition, Palo Alto Networks is redefining how organizations run at the speed of AI — by enabling customers to gain deep, real-time visibility into their applications, infrastructure, and AI systems — while maintaining strict control over data cost and value.

The planned integration of Palo Alto Networks Cortex® AgentiX™ with Chronosphere’s cloud-native observability platform will allow customers to apply AI agents that can now find and fix security and IT issues automatically — before they impact the customer or the bottom line. AI security without deep observability is blind; this acquisition delivers the essential context across models, prompts, users, and performance to move from manual guessing to autonomous remediation.

Palo Alto Networks® announced it has completed its acquisition of Chronosphere, a leading observability company.

Nikesh Arora, Chairman and CEO, Palo Alto Networks:

“Enterprises today are looking for fewer vendors, deeper partnerships, and platforms they can rely on for mission-critical security and operations. Chronosphere accelerates our vision to be the indispensable platform for securing and operating the cloud and AI. We believe that great security starts with deep visibility into all your data, and Chronosphere provides that foundation for our customers.”

Martin Mao, Co-founder and CEO, Chronosphere is joining Palo Alto Networks as SVP, GM Observability and comments:

“Chronosphere was built to help the world’s most complex digital organizations operate at scale with confidence. Joining Palo Alto Networks allows us to bring AI-era observability to a global audience. Together, we’re delivering a new standard — where observability, security, and AI come together to give organizations control over their most valuable asset: data.”

The Chronosphere Telemetry Pipeline remains available as a standalone solution, enabling organizations to eliminate the ‘data tax’ associated with modern security operations. By acting as an intelligent control layer, the pipeline can filter low-value noise to reduce data volumes by 30% or more and has been shown to require 20x less infrastructure than legacy alternatives. This will be key to Palo Alto Networks Cortex XSIAM® strategy, ensuring customers can scale their security posture—not their spending—as they transition to autonomous, AI-driven operations.

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About Palo Alto Networks

As the global AI and cybersecurity leader, Palo Alto Networks (NASDAQ: PANW) is dedicated to protecting our digital way of life via continuous innovation. Trusted by more than 70,000 organizations worldwide, we provide comprehensive AI-powered security solutions across network, cloud, security operations and AI, enhanced by the expertise and threat intelligence of Unit 42. Our focus on platformization allows enterprises to streamline security at scale, ensuring protection fuels innovation. Explore more at www.paloaltonetworks.com.

Palo Alto Networks, Cortex, Cortex XSIAM, Cortex AgentiX, AgentiX and the Palo Alto Networks logo are trademarks of Palo Alto Networks, Inc. in the United States or in jurisdictions throughout the world. All other trademarks, trade names, or service marks used or mentioned herein belong to their respective owners. Any unreleased services or features (and any services or features not generally available to customers) referenced in this or other press releases or public statements are not currently available (or are not yet generally available to customers) and may not be delivered when expected or at all. Customers who purchase Palo Alto Networks applications should make their purchase decisions based on services and features currently generally available.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties, and assumptions, including, but not limited to, statements regarding the anticipated benefits and impact of the acquisition on Palo Alto Networks and its customers. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to: risks related to disruption of management time from ongoing business operations due to the acquisition and other contemplated acquisitions, including our pending transaction with CyberArk; our ability to effectively operate Chronosphere’s operations and business, integrate Chronosphere’s business and products into our products, and realize the anticipated synergies in the transaction in a timely manner or at all; changes in the fair value of our contingent consideration liability associated with acquisitions; developments and changes in general market, political, economic and business conditions; failure of our platformization product offerings; risks associated with managing our growth; risks associated with new product, subscription and support offerings in the observability and/or cybersecurity space, including the cost model related to subscriptions in the observability space; shifts in priorities or delays in the development or release of new product or subscription or other offerings or the failure to timely develop and achieve market acceptance of new products and subscriptions, as well as existing products, subscriptions and support offerings; failure of our product offerings or business strategies in general; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; our customers’ purchasing decisions and the length of sales cycles; our ability to attract and retain new customers; developments and changes in general market, political, economic, and business conditions; our competition, including increased competition from entry into new product categories; our ability to acquire and integrate other companies, products, or technologies in a successful and timely manner; and our share repurchase program, which may not be fully consummated or enhance shareholder value, and any share repurchases which could affect the price of our common stock.

Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q filed with the SEC on November 20, 2025, which is available on our website at investors.paloaltonetworks.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

[1]	Gartner, Magic Quadrant for Observability Platforms, Gregg Siegfried, Padraig Byrne, Andre Bridges, Martin Caren and Matt Crossley, July 7, 2025.

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Media & Investor Contacts:

Nicole Hockin

VP, Global Communications

Palo Alto Networks

nhockin@paloaltonetworks.com

Hamza Fodderwala

SVP, Investor Relations & Strategic Finance

Palo Alto Networks

hfodderwala@paloaltonetworks.com